UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2005

MACATAWA BANK CORPORATION
(Exact name of Registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25927 (Commission File No.)	38-3391345 (IRS Employer Identification No.)

10753 Macatawa Drive, Holland, MI (Address of Principal Executive Offices)	49424 (Zip Code)

616 820-1444
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

[__] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Ronald L. Haan, age 51, was appointed Executive Vice President of Macatawa Bank effective September 12, 2005. Mr. Haan served as President of AmeriBank from December 1990 until December 2000 when AmeriBank was acquired by Fifth Third Bancorp. From December 2000 until July 2005 Mr. Haan served as Executive Vice President of Fifth Third Bank - Western Michigan.

There is no arrangement or understanding between Mr. Haan and any third party pursuant to which he was selected as an officer. Mr. Haan does not have any family relationship with any director or executive officer of Macatawa Bank Corporation or Macatawa Bank.

Item 9.01	Financial Statements and Exhibits.

99	Press release dated September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2005	MACATAWA BANK CORPORATION By: /s/ Jon W. Swets —————————————— Jon W. Swets Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated September 12, 2005